UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 27, 2012 (April 26, 2012)

AVALON HOLDINGS CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Ohio	1-14105	34-1863889
(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

One American Way, Warren, Ohio  44484
(Address of Principal Executive Offices)  (Zip Code)

Registrant's telephone number, including area code:  (330) 856-8800

(Former name and address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e4(c))

ITEM 5.07  Submission of Matters to a Vote of Security Holders

The Avalon Holdings Corporation Annual Meeting of Stockholders was held on April 26, 2012.

The following directors were elected by the holders of Class B Common Stock:

Name	Votes For	Votes Withheld	Abstentions	Broker Non-votes
Ronald E. Klingle	6,113,850	-0-	-0-	-0-
Timothy C. Coxson	6,113,850	-0-	-0-	-0-
David G. Bozanich	6,113,850	-0-	-0-	-0-

The following directors were elected by the holders of the Class A Common Stock:

Name	Votes For	Votes Withheld	Abstentions	Broker Non-votes
Kurtis D. Gramley	1,909,219	219,145	-0-	1,048,320
Stephen L. Gordon	1,911,708	216,656	-0-	1,048,320

No other matters were submitted for stockholder action.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: April 27, 2012

Avalon Holdings Corporation

By:	/s/ Timothy C. Coxson
Timothy C. Coxson
Chief Financial Officer

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